SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                                RSI SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transactions applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:

                                 ANNUAL MEETING


                                RSI SYSTEMS, INC.
                              5593 West 78th Street
                             Edina, Minnesota 55439





TO THE SHAREHOLDERS OF RSI SYSTEMS, INC.:


         You are cordially invited to attend our Annual Meeting of Shareholders to be held on January 4, 2001, at 3:30 p.m. local time, at the Company's headquarters in Edina, Minnesota.

         The formal Notice of Meeting, Proxy Statement and form of proxy are enclosed. Also enclosed is the Company's Annual Report to Shareholders for fiscal year 2000.

         Whether or not you plan to attend the meeting, please date, sign and return the enclosed proxy in the envelope provided as soon as possible so that your vote will be recorded.


                                       Very truly yours,


                                       /s/ Richard F. Craven

                                       Richard F. Craven
                                       Chairman of the Board


December 4, 2000






                          PLEASE SIGN, DATE AND RETURN
                        THE ENCLOSED PROXY CARD PROMPTLY
                         TO SAVE THE COMPANY THE EXPENSE
                           OF ADDITIONAL SOLICITATION.

                                RSI SYSTEMS, INC.
                              5593 West 78th Street
                             Edina, Minnesota 55439

                          ----------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 4, 2001

                          ----------------------------



TO THE SHAREHOLDERS OF RSI SYSTEMS, INC.:

         Notice is hereby given that the Annual Meeting of Shareholders of RSI Systems, Inc. (the "Company") will be held on January 4, 2001 at 3:30 p.m. local time, at the Company's headquarters, 5593 West 78th Street Edina, Minnesota 55439, for the following purposes:

         1. To elect a Board of Directors to serve a one-year term or until their respective successors are elected and qualified;

         2. To consider and act upon a proposal to ratify the appointment of Lund Koehler Cox and Arkema LLP, certified public accountants, as independent auditors for the Company for the year ending June 30, 2001.

         3. To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

         The close of business on November 17, 2000 has been fixed as the record date for the determination of shareholders that are entitled to vote at the meeting or any adjournments thereof.

                                       By Order of the Board of Directors,


                                       /s/ Richard F. Craven

                                       Richard F. Craven
                                       CHAIRMAN OF THE BOARD

December 4, 2000





--------------------------------------------------------------------------------
         YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. NO ADMISSION TICKET OR OTHER CREDENTIALS WILL BE NECESSARY. IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE BE SURE YOU ARE REPRESENTED AT THE MEETING BY MARKING, SIGNING, DATING AND MAILING YOUR PROXY CARD IN THE REPLY ENVELOPE PROVIDED.
--------------------------------------------------------------------------------

                                RSI SYSTEMS, INC.
                              5593 West 78th Street
                             Edina, Minnesota 55439

                             ----------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                 JANUARY 4, 2001


                                  INTRODUCTION

         The Annual Meeting of Shareholders (the "Annual Meeting") of RSI Systems, Inc. (the "Company") will be held on January 4, 2001, at 3:30 p.m., local time, at the Company's headquarters in Edina, Minnesota, or at any adjournment or adjournments thereof, for the purposes set forth in the Notice of Annual Meeting of Shareholders.

         A proxy card is enclosed for your use. You are solicited on behalf of the Board of Directors to SIGN AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE. No postage is required if mailed within the United States. The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of the Company's Common Stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit proxies by telephone, telegraph or personal conversation. The Company may reimburse brokerage firms and others for expenses in forwarding proxy materials to the beneficial owners of Common Stock.

         Any shareholder giving a proxy may revoke it at any time prior to its use at the Annual Meeting either by giving written notice of such revocation to the Secretary of the Company, by filing a duly executed proxy bearing a later date with the Secretary of the Company, or by appearing at the Annual Meeting and filing written notice of revocation with the Secretary of the Company prior to use of the proxy. Proxies will be voted as specified by shareholders.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING.

         The Company expects that this proxy material will be mailed to shareholders on December 5, 2000.

                                VOTING OF SHARES

         Only holders of Common Stock of record at the close of business on November 17, 2000 will be entitled to vote at the Annual Meeting. On November 17, 2000, the Company had 8,724,883 outstanding shares of Common Stock, each such share entitling the holder thereof to one vote on each matter to be voted on at the Annual Meeting. The presence at the Annual Meeting, either in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting is required for a quorum for the transaction of business at the Annual Meeting. In general, shares of Common Stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy card reflects abstentions (or is left blank) or reflects a "broker non-vote" on a matter (I.E., a card returned by a broker on behalf of its beneficial owner customer that is not voted on a particular matter because voting instructions have not been received and the broker has no discretionary authority to vote). Holders of shares of Common Stock are not entitled to cumulate voting rights.

         Except for the election of directors to the Board of Directors, all other proposals that may come before the Annual Meeting described in this Proxy Statement require the approval of a majority of the shares present and entitled to vote, either in person or by proxy, on that matter. Directors shall be elected by a plurality of the votes cast by holders of shares entitled to vote, either in person or by proxy. Shares represented by a proxy card including any broker non-votes on a matter will be treated as shares not entitled to vote on that matter, and thus will not be counted in determining whether that matter has been approved. Shares represented by a proxy card voted as abstaining on any of the proposals will be treated as shares present and entitled to vote that were not cast in favor of a particular matter, and thus will be counted as votes against that matter.

                              ELECTION OF DIRECTORS

NOMINATION

         The Restated Bylaws of the Company provide that the number of directors shall be not less than three or more than seven, as may be designated by the Board of Directors from time to time. The Board of Directors (the "Board") has set its size at three and has nominated the individuals set forth below to serve as directors of the Company for a one-year term or until their successors have been elected and qualified. All of the nominees are members of the current Board.

         The Board recommends a vote FOR the election of each of the nominees listed below. In the absence of other instructions, the proxies will be voted FOR the election of the nominees named below. If, prior to the Annual Meeting, the Board should learn that any nominee will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies that otherwise would have been voted for such nominee will be voted for such substitute nominee as selected by the Board. Alternatively, the proxies, at the Board's discretion, may be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence. The Board has no reason to believe that any of the nominees will be unable to serve.

INFORMATION ABOUT NOMINEES

NAME OF NOMINEES       AGE       PRINCIPAL OCCUPATION         DIRECTOR SINCE
----------------       ---       --------------------         --------------

Richard F. Craven       57       Chairman of the Board        December 1993
                                 Private Investor

Byron G. Shaffer        66       Private Investor             September 1999
                                                              Feb 1995-Nov 1998

S. Albert Hanser        62       Private Investor             September 1999

         RICHARD F. CRAVEN, a founder of the Company, has served as a director since its inception in December 1993. Mr. Craven is a private investor and has been involved as a manager, owner and developer in several real estate ventures. He has been a licensed real estate broker and a licensed insurance agent since 1965. Mr. Craven is also a director of VideoLabs, Inc.

         BYRON G. SHAFFER served as a director of the Company from 1995 to 1998. Mr. Shaffer has been a private investor for the last 20 years and has also served as a director of Mentor Corporation, a medical product manufacturer, since 1976.

         S. ALBERT HANSER has been Chairman of Hanrow Financial Group, Ltd., a merchant banking firm. Mr. Hanser also has served as Chairman/CEO of Resource Bank and Trust, Chairman of First Bank Systems' Merchant Bank and Executive Vice President of Investment Banking at Dain Bosworth. In addition, he sits on a number of industry, civic and charitable boards. Mr. Hanser graduated from Brown University in 1959 and Wharton School of Finance in 1974. He received an honorable discharge from the Air Force after serving in Military Intelligence.

INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

         The business and affairs of the Company are managed by the Board of Directors, which held 3 meetings during fiscal 2000. All directors' terms will expire at the 2000 Annual Meeting of Shareholders.

         The Board of Directors has established an Audit Committee and a Compensation Committee. The Audit Committee, which consists of Messrs., Craven, Shaffer and Hanser, supervises the financial affairs of the Company and generally reviews the results and scope of the audit and other services provided by the Company's independent accountants and reports the results of their review to the Board and to the Company's management. The audit committee held one meeting during fiscal year 2000. The Compensation Committee, which consists of Messrs., Craven, Shaffer and Hanser, has general responsibility for management of compensation matters, including recommendations to the Board of Directors on compensation arrangements for officers and incentive compensation for employees of the Company. The Compensation Committee held one meeting during fiscal year 2000. All of the directors of the Company attended 75% or more of the aggregate meetings of the Board and all such committees on which they served.

DIRECTOR COMPENSATION

         The Board of Directors of the Company has established the following compensation policies for directors of the Company. Non-employee directors receive $100 for each meeting attended. Also, under the Company's 1994 Stock Plan as amended, each non-employee director is granted, upon election to the Board, an option to purchase 20,000 shares of Common Stock, exercisable at fair market value on the date of grant and vesting in equal increments of 25% every three months and expiring ten years from the date of grant. After the first year a non-employee director is elected to the Board, such non-employee director if reelected will also receive annually, at the time of the Annual Meeting of Shareholders, an option to purchase 5,000 shares of Common Stock exercisable at fair market value on the date of grant, vesting in equal increments of 25% every three months and expiring ten years from the date of grant. Existing employee directors receive no additional compensation for serving as directors.

          PRINCIPAL SHAREHOLDERS AND BENEFICIAL OWNERSHIP OF MANAGEMENT

         The following table sets forth information regarding the beneficial ownership of the Common Stock of the Company as of December 4, 2000, the number of shares of the Company's Common Stock beneficially owned by: (i) each director of the Company; (ii) the Chief Executive Officer and other most highly compensated executive officers of the Company whose salary and bonus exceeded $100,000 in fiscal 2000 (the Named Executive Officers); (iii) each shareholder who is known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock; and (iv) all executive officers and directors as a group. Unless otherwise indicated, each person has sole voting and dispositive power over such shares. Shares not outstanding but deemed beneficially owned by virtue of the right of a person or member of a group to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by such group or person. The address for all directors and officers of the Company is 5593 West 78th Street, Edina, MN 55439.

                                          NUMBER OF SHARES
NAME                                     BENEFICIALLY OWNED     OWNED PERCENTAGE
----                                     ------------------     ----------------

Eugene W. Courtney                            20,000 (1)                 *
Richard F. Craven                          1,963,824 (2)             22.4%
Byron G. Shaffer                             469,000 (3)              5.3%
S. Albert Hanser                              70,000 (4)                 *
Marti D. Miller                              128,000 (5)              1.4%
James D. Hanzlik                             108,000 (6)              1.2%
Donald C. Lies                               315,000 (7)              3.5%

All Current Executive Officers and         2,758,824 (8)             30.3%
Directors as a Group (6 persons)

Alan C. Phillips and Delores V. Phillips     823,478 (9)              9.4%
Rev. Trust

--------------------------------------------------------------------------
*        Indicates ownership of less than 1%.

(1) Includes 20,000 shares which may be acquired within 60 days upon the exercise of stock options.

(2) Includes (i) 50,000 shares which may be acquired within 60 days upon the exercise of stock options and warrants and (ii) 30,000 shares owned by two of Mr. Craven's children. Richard Craven has disclaimed beneficial ownership of shares beneficially owned by his son, Greg Craven, and therefore Greg Craven's shares are excluded.

(3) Includes 62,500 shares which may be acquired within 60 days upon the exercise of stock options and warrants.

(4) Includes 20,000 shares which may be acquired within 60 days upon the exercise of stock options.

(5) Includes 128,000 shares which may be acquired within 60 days upon the exercise of stock options.

(6) Includes 108,000 shares which may be acquired within 60 days upon the exercise of stock options.

(7) Includes 315,000 shares which may be acquired within 60 days upon the exercise of stock options.

(8) Includes 388,500 shares which may be acquired within 60 days upon the exercise of stock options and warrants.

(9) This Trust is affiliated with Altron, Inc., the Company's third party manufacturer.

                    EXECUTIVE COMPENSATION AND OTHER BENEFITS


SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table sets forth the compensation paid or accrued by the Company for services rendered for the years ended June 30, 1998, 1999 and 2000 to (i) all persons who served as the Chief Executive Officer of the Company during fiscal year 2000 and (ii) the other most highly compensated executive officers of the Company whose salary and bonus exceeded $100,000 in fiscal year 2000 (the "Named Executive Officers"). Other than those individuals listed below, no executive officer of the Company received cash compensation of more than $100,000 in fiscal year 2000.

                           SUMMARY COMPENSATION TABLE

                                                            RESTRICTED
                                                            ----------
  NAME AND PRINCIPAL       FISCAL     ANNUAL COMPENSATION      STOCK     UNDERLYING
  -------------------      ------     -------------------      -----     ----------       ALL OTHER
       POSITION             YEAR      SALARY($)   BONUS($)     AWARDS    OPTIONS (#)    COMPENSATION $
       --------             ----      ---------   --------     ------    -----------    --------------
Eugene W. Courtney          1998             0       0            0              0               0
CHIEF EXECUTIVE             1999             0       0            0              0               0
OFFICER AND PRESIDENT       2000        34,615       0            0        100,000               0

Richard F. Craven           1998             0       0            0              0               0
CHAIRMAN AND                1999             0       0            0          5,000               0
FORMER INTERIM CHIEF        2000             0       0            0          5,000               0
EXECUTIVE OFFICER AND
PRESIDENT

Marti D. Miller             1998       107,723       0            0         20,000               0
VICE PRESIDENT,             1999       129,969       0            0         40,000               0
ENGINEERING                 2000       133,500       0            0         40,000               0

Mr. James D. Hanzlik        1998        89,885       0            0         20,000           4,200
CHIEF FINANCIAL             1999       102,625       0            0         40,000           4,800
OFFICER                     2000       107,900       0            0         40,000           2,800

Donald C. Lies              1998       171,693       0            0        200,000           7,800
FORMER CHIEF                1999       194,769       0            0        150,000           7,800
EXECUTIVE OFFICER AND       2000       157,692       0            0              0           1,300
PRESIDENT

OPTION GRANTS AND EXERCISES

         The tables below set forth information about the stock options held by the Named Executive Officers and the potential realizable value of the options held by such person on June 30, 2000. No stock options were exercised by the Named Executive Officers of the Company during fiscal year 2000.

                        OPTION GRANTS IN LAST FISCAL YEAR
                                INDIVIDUAL GRANTS

                         NUMBER OF SECURITIES    % OF TOTAL OPTIONS
                              UNDERLYING        GRANTED TO EMPLOYEES     EXERCISE
          NAME            OPTIONS GRANTED (1)    IN FISCAL YEAR 2000    PRICE ($/sh)     EXPIRATION DATE
          ----            -------------------    -------------------    ------------     ---------------
Eugene W. Courtney             100,000(2)               22.6%               .375        December 28, 2010
CHIEF EXECUTIVE
OFFICER AND PRESIDENT

Richard F. Craven                5,000(3)                N/A (3)            .5156       May 24, 2010
CHAIRMAN AND
FORMER INTERIM CHIEF
EXECUTIVE OFFICER AND
PRESIDENT

Marti D. Miller                 40,000(4)                9.0%               .375        December 28, 2010
VICE PRESIDENT,
ENGINEERING

James D. Hanzlik                40,000(5)                9.0%               .375        December 28, 2010
CHIEF FINANCIAL
OFFICER

Donald C. Lies                       0                   N/A                N/A               N/A
FORMER CHIEF
EXECUTIVE OFFICER AND
PRESIDENT

--------------------

(1) During fiscal year 2000, options to acquire an aggregate of 442,000 shares of Common Stock were granted to all employees and options to acquire 45,000 shares of Common Stock were granted to non-employee directors.
(2) 100,000 options were granted to Mr. Courtney on December 29, 1999. The options become vested and exercisable in five equal annual installments commencing on the date of the grant.
(3) 5,000 options were granted to Mr. Craven on May 25, 2000 for services rendered on the Board of Directors. The options became vested and exercisable in four equal quarterly installments commencing three months from the date of the grant. Mr. Craven received no options for services as Interim Chief Executive Officer and President.
(4) 40,000 options were granted to Mr. Miller on December 29, 1999. The options become vested and exercisable in five equal annual installments commencing on the date of the grant.
(5) 40,000 options were granted to Mr. Hanzlik on December 29, 1999. The options become vested and exercisable in five equal annual installments commencing on the date of the grant.

       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                                  OPTION VALUES

                                                                                       VALUE OF UNEXERCISED
                                                         NUMBER OF UNEXERCISED         IN-THE-MONEY OPTIONS
                      SHARES ACQUIRED     VALUE       OPTIONS AT JUNE 30, 2000 (#)    AT JUNE 30, 2000 ($)(1)
                      ---------------     -----       ----------------------------    -----------------------
        NAME          ON EXERCISE (#)  REALIZED ($)    EXERCISABLE UNEXERCISABLE     EXERCISABLE UNEXERCISABLE
        ----          ---------------  ------------    ----------- -------------     ----------- -------------
Eugene W. Courtney           0              0            20,000        80,000           2,500        10,000
CHIEF EXECUTIVE
OFFICER AND
PRESIDENT

Richard F. Craven            0              0            41,250         3,750               0             0
CHAIRMAN AND FORMER                                        (2)           (2)
INTERIM PRESIDENT
AND CHIEF EXECUTIVE
OFFICER

Marti D. Miller              0              0            94,667        65,333           1,000         4,000
VICE PRESIDENT,
ENGINEERING

James D. Hanzlik             0              0            74,667        65,333           1,000         4,000
CHIEF FINANCIAL
OFFICER

Donald C. Lies               0              0           315,000             0               0             0
FORMER CHIEF
EXECUTIVE OFFICER
AND PRESIDENT

--------------------

(1) Based on the June 30, 2000, closing bid price of the Company's Common Stock of $.50 per share.
(2) Richard Craven has disclaimed beneficial ownership of shares beneficially owned by his son, Greg Craven, and therefore Greg Craven's shares are excluded.

EMPLOYEE AGREEMENTS

         On September 7, 1999, Mr. Lies resigned from the Company. Under the terms of a severance agreement, Mr. Lies was to be paid a severance salary of $200,000 in 12 equal monthly installments beginning September 8, 1999. The severance agreement precluded Mr. Lies from competing with the Company until August 31, 2000. In March, 2000 the Company and Mr. Lies renegotiated this agreement to lower the total amount of severance pay. As of March, 2000 the Company had paid all obligations due to its previous President and CEO, which amounted to approximately $118,000 in fiscal year 2000.

         The Company has agreements in place with Mr. Miller and Mr. Hanzlik that obligates the Company to pay six-months salary and benefits to either of these individuals in the event of their involuntary termination.

COMPENSATION OF DIRECTORS

         The Board of Directors of the Company has established the following compensation policies for non-employee directors of the Company. Non-employee directors receive $100 for each meeting attended. Also, under the Company's 1994 Stock Plan, each non-employee director is granted, upon election to the Board, an option to purchase 20,000 shares of Common Stock, exercisable at market value on the date of grant, vesting in equal increments of 25% every three months and expiring ten years from the date of grant. After the year of election, each non-employee director will also receive annually an option to purchase 5,000 shares of Common Stock exercisable at market value on the date of grant, vesting in equal increments of 25% every three months and expiring ten years from the date of grant. During fiscal year 2000, options to acquire 45,000 shares of the Company's Common Stock were granted to non-employee directors, exercisable at market value on the date of grant, vesting in equal increments of 25% every three months and expiring ten years from the date of grant. Directors who are employees of the Company receive no additional compensation for serving as directors.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Mr. Richard F. Craven, a director of the Company, is the father-in-law of the owner/partner of Pointe Design, which is a Minneapolis, Minnesota based company that designs and prints advertising and other marketing tools. The Company has used Pointe Design's services to print marketing brochures and other advertising media. Net purchases by the Company from Pointe Design totaled $41,352, $148,371 and $108,405 during fiscal years 2000, 1999 and 1998 respectively. The Company believes its transactions with Pointe Design have been on terms no less favorable than could have been obtained from unaffiliated third parties on an arm's length basis.

         In September 1999 the Company issued 134,000 shares of common stock upon the exercise of a warrant held by Mr. Richard F. Craven. The Company received proceeds of $134,000 upon the exercising of the warrant ($1.00 per share). The shares have not been registered with the Securities and Exchange Commission.

         In November 1999 the Company sold 600,000 shares of common stock to Company directors, Messrs. Richard F. Craven, Byron G. Shaffer, and S. Albert Hanser. The Company received $475,000 in exchange for the 600,000 shares of common stock ($1.00 and $.50 per share). The shares have not been registered with the Securities and Exchange Commission.

         In November 1999 and June 2000, the Company issued a total of 608,478 shares of common stock to its third party manufacturer as payment on trade debt of $364,641 ($1.00 and $.40 per share). The shares have not been registered with the Securities and Exchange Commission.

         In June 2000, Mr. Richard F. Craven converted two $150,000 notes payable and accrued interest due from the Company into common stock. The Company issued 528,324 shares of common stock upon conversion of the notes payable which, together with accrued interest at 10%, totaled $313,151. The notes payable were converted into common stock at prices of $.53 and $.67 per share. The shares have not been registered with the Securities and Exchange Commission.

         In August 2000, the Company received $225,000 from a Richard F. Craven in exchange for a demand note payable. On February 28, 2001, the maturity date of the note, the principal amount of the note together with accrued interest at 10% per annum is convertible into common stock at a price of $.34 per share, which was the market price of the Company's common stock on the date the note was signed.

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         The Board has appointed Lund Koehler Cox and Arkema LLP (LKCA), independent certified public accountants, as auditors of the Company for the fiscal year ending June 30, 2001. Although it is not required to do so, the Board wishes to submit the selection of LKCA to the shareholders for ratification. Representatives of LKCA will be present at the Annual Meeting. Such representatives will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

BOARD OF DIRECTORS' RECOMMENDATION

         The Board recommends a vote FOR ratification of the appointment of Lund Koehler Cox and Arkema, LLP, as auditors of the Company for the fiscal year ending June 30, 2001. The affirmative vote of the holders of a majority of shares of Common Stock of the Company present in person or by proxy at the Annual Meeting, assuming a quorum is present, is necessary for approval. Unless a contrary choice is specified, proxies solicited by the Board will be voted FOR the ratification of Lund Koehler Cox and Arkema, LLP.

                  SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

         Proposals of shareholders intended to be presented in the proxy materials relating to the next Annual Meeting must be received by the Company at its principal executive offices on or before September 4, 2001.

                                 OTHER BUSINESS

         The management of the Company does not intend to present other items of business and knows of no items of business that are likely to be brought before the Annual Meeting except those described in this Proxy Statement. As to other business, if any, that may properly come before the Annual Meeting, it is intended that proxies solicited by the Board will be voted in accordance with the judgment of the person or persons voting the proxies.

                        SECTION 16(a) OF THE EXCHANGE ACT
                    BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and all persons who beneficially own more than 10% of the outstanding shares of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Company's Common Stock and other equity securities of the Company. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. The following officers failed to file the following forms (on a timely basis) for the fiscal year ending June 30, 2000; Eugene W. Courtney (Form 3 and Form 5) James D. Hanzlik (Form 5) Marti Miller (Form 5). Each of these forms were subsequently filed by these individuals. Each of the late Forms 5 above contained one transaction that was not reported on a timely basis. To the Company's knowledge, based on review of the copies of such reports furnished to the Company, and based on written representations by such persons that no other reports were required, during the year ended June 30, 2000, except as described above, none of the Company's directors, officers or beneficial owners of greater than 10% of the Company's Common Stock failed to file on a timely basis the forms required by Section 16 of the Exchange Act.

                                  MISCELLANEOUS

         THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB (EXCLUSIVE OF EXHIBITS) FOR THE FISCAL YEAR ENDED JUNE 30, 2000 TO EACH PERSON WHO WAS A SHAREHOLDER OF THE COMPANY AS OF NOVEMBER 17, 2000, UPON RECEIPT FROM ANY SUCH PERSON OF A WRITTEN REQUEST FOR SUCH AN ANNUAL REPORT. SUCH REQUEST SHOULD BE SENT TO, 5593 WEST 78TH STREET, EDINA, MN 55439; ATTN:
SHAREHOLDER INFORMATION.


                                       BY ORDER OF THE BOARD OF DIRECTORS



                                       /s/ Richard F. Craven

                                       Richard F. Craven
                                       CHAIRMAN OF THE BOARD


Edina, Minnesota
December 4, 2000

                                   [LOGO] RSI
                               VIDEO CONFERENCING



                                RSI SYSTEMS, INC.

                         ANNUAL MEETING OF SHAREHOLDERS

                            THURSDAY, JANUARY 4, 2001
                                    3:30 P.M.

                                RSI SYSTEMS, INC.
                              5593 WEST 78TH STREET
                                 EDINA, MN 55439






                        RSI SYSTEMS, INC.
    [LOGO] RSI          5593 WEST 78TH STREET
VIDEO CONFERENCING      EDINA, MN 55439                                    PROXY
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


The undersigned hereby appoints Richard F. Craven and Eugene W. Courtney, and each of them, as Proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of RSI Systems, Inc. held of record by the undersigned on November 17, 2000 at the Annual Meeting of Shareholders to be held on January 4, 2001 at 3:30 p.m., or any adjournment, thereof.







                  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE.

                      SEE REVERSE FOR VOTING INSTRUCTIONS.

                       [ARROW] PLEASE DETACH HERE [ARROW]





      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.

1.  Election of directors:    01 Richard F. Craven                            [ ] Vote FOR         [ ] Vote WITHHELD
                              02 Byron G. Shaffer                                 all nominees         from all nominees
                              03 S. Albert Hanser                                 (except as marked)

                                                                              ___________________________________________
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,      |                                           |
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)     |___________________________________________|

2.  Proposal to ratify the appointment of Lund Koehler Cox & Arkema LLP as
    Independent Accountants for the Company for the Fiscal Year ending
    June 30, 2001.                                                            [ ] For       [ ] Against       [ ] Abstain

3.  In their discretion, the Proxies are authorized to vote upon such other
    business as may properly come before the meeting.                         [ ] For       [ ] Against       [ ] Abstain


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 2 AND 3 AND FOR ALL NOMINEES NAMED IN PROPOSAL 1 ABOVE.

Address Change? Mark Box [ ]  Indicate changes below:                             Date ______________________________


                                                                               ___________________________________________
                                                                              |                                           |
                                                                              |                                           |
                                                                              |___________________________________________|

                                                                              Signature(s) in Box
                                                                              Please sign exactly as your name appears at
                                                                              left. When shares are held by joint tenants,
                                                                              both should sign. When signing as attorney,
                                                                              executor, administrator, trustee or guardian,
                                                                              please give full title as such. If a
                                                                              corporation, please sign in full corporate
                                                                              name by President or other authorized officer.
                                                                              If a partnership, please sign in partnership
                                                                              name by authorized person.